Income Taxes	12 Months Ended
Apr. 30, 2016
Income Taxes

12.	Income Taxes

Income (loss) before income taxes for fiscal 2016, fiscal 2015 and fiscal 2014 are as follows:

	Fiscal 2016	Fiscal 2015	Fiscal 2014
Domestic operations	$6,827	68,535	(66,862)
Foreign operations	(941)	3,981	733

Total income (loss) before taxes	$5,886	72,516	(66,129)

Income tax provisions (benefits) for fiscal 2016, fiscal 2015 and fiscal 2014 are as follows:

	Fiscal 2016	Fiscal 2015	Fiscal 2014
Current:
Federal	$(47,053)	39,514	(43,024)
State	3,908	2,674	(2,219)
Foreign	(273)	1,314	156

Total current	(43,418)	43,502	(45,087)

Deferred:
Federal	21,570	6,099	42,695
State	13,018	(10,001)	15,403
Foreign	16	44	—

Total deferred	34,604	(3,858)	58,098

Total	$(8,814)	39,644	13,011

Reconciliation between the effective income tax rate and the federal statutory income tax rate is as follows:

	Fiscal 2016	Fiscal 2015	Fiscal 2014
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	8.3	10.8	(6.3)
Change to unrecognized tax benefits	(111.3)	0.2	(2.9)
Excess executive compensation	8.0	3.7	(1.0)
Meals and entertainment disallowance	5.1	1.1	(0.8)
Tax credits	(76.3)	(3.9)	4.3
Joint venture net loss allocation	—	33.1	(30.3)
Change in valuation allowance	108.6	(19.8)	(17.6)
Changes in deferred taxes and payables	(134.8)	(5.4)	—
State law changes	4.7	—	—
Other, net	3.0	(0.1)	(0.1)

Effective income tax rate	(149.7)%	54.7%	(19.7)%

In 2016, the effective rate reconciliation percentages are impacted by the Company’s lower pre-tax earnings as compared to fiscal 2015 and fiscal 2014. In 2016, as shown above in the Changes in deferred taxes and payables, certain adjustments to earnings were recorded to correct immaterial errors attributable to prior fiscal years. The Company has evaluated the effects of these errors, both qualitatively and quantitatively, and concluded that the correction of these errors in prior period amounts is not material to the current period or any previously reported periods, including quarterly reporting.

The joint venture net loss allocation identified in the table above refers to our obligation under the joint venture with Microsoft and Pearson that was terminated in fiscal 2015 to allocate items of loss and expense to Microsoft for income tax purposes. In fiscal 2015, this commitment resulted in an additional allocation for tax purposes of $105,542 of joint venture losses to Microsoft.

The Company recorded an income tax benefit of $8,814 million in fiscal 2016 compared with an income tax provision of $39,644 and $13,011 million in fiscal 2015 and fiscal 2014, respectively. The Company’s effective tax rate was (149.7)%, 54.7% and (19.7)% in fiscal 2016, fiscal 2015 and fiscal 2014, respectively. The income tax (benefit)/provision in fiscal 2016, fiscal 2015 and fiscal 2014, respectively, include the impact of permanent items such as meals and entertainment, non-deductible executive compensation and changes in uncertain tax positions. Fiscal 2016 also includes the impact of the finalization of the federal income tax audit covering the 2008 through 2012 tax years, the closure of many state taxing jurisdiction statutes and the impact of new legislation enacted by Congress permanently reinstating the research and development credit. The Company continues to maintain a valuation allowance against certain state items. In fiscal 2015 and fiscal 2014, the Company recorded the tax implications of the Microsoft agreement, which do not impact the current year, as a result of the termination of the Microsoft agreement in December 2014.

The Company accounts for income taxes using the asset and liability method. Deferred taxes are recorded based on differences between the financial statement basis and tax basis of assets and liabilities and available tax loss and credit carryforwards. At April 30, 2016 and May 2, 2015, the significant components of the Company’s deferred taxes consisted of the following:

	April 30, 2016	May 2, 2015
Deferred tax assets:
Accrued liabilities	$124,475	$119,458
Inventory	3,844	15,616
Insurance liability	8,392	8,212
Loss and credit carryovers	31,100	24,411
Lease transactions	13,813	23,685
Pension	670	6,175
Stock-based compensation	1,918	3,373
Other	503	1,132

Gross deferred tax assets	184,715	202,062

Valuation allowance	(7,903)	(1,215)

Net deferred tax assets	176,812	200,847

Deferred tax liabilities:
Prepaid expenses	(5,678)	(6,778)
Goodwill and intangible asset amortization	(133,267)	(131,338)
Investment in Barnes & Noble.com	(78,650)	(78,526)
Depreciation	(13,234)	—

Gross deferred tax liabilities	(230,829)	(216,642)

Net deferred tax liabilities	$(54,017)	$(15,795)

In assessing the realizability of the deferred tax assets, management considered whether it is more likely than not that some or all of the deferred tax assets would be realized. In evaluating the Company’s ability to utilize its deferred tax assets, it considered all available evidence, both positive and negative, in determining future taxable income on a jurisdiction by jurisdiction basis. The Company has recorded a valuation allowance of $7,903 and $1,215 at April 30, 2016 and May 2, 2015, respectively. The $6,688 increase in the valuation allowance during fiscal 2016 is due principally to the expected inability to utilize California R&D Credits due to statutory tax law limitations.

At April 30, 2016, and based on its tax year ended January 2016, the Company had federal net operating loss carryforwards (NOLs) of approximately $53,222 and state net operating loss carryforwards of $76,230 that are available to offset taxable income in its respective taxing jurisdiction. The federal net operating losses begin to expire in 2019 through 2024. The utilization of federal net operating loss carryforward is limited to approximately $6,653 on an annual basis. NOLs not used during a particular period may be carried forward to future years, though not beyond the expiration years. Additionally, the Company had approximately $75,790 of state NOLs that have no annual limitation and expire beginning in 2030. The Company had net federal and state tax credits totaling $6,641, which have an indefinite life.

As of April 30, 2016, the Company had $14,572 of unrecognized tax benefits, all of which, if recognized, would affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2016, fiscal 2015 and fiscal 2014 is as follows:

Balance at April 27, 2013	$21,326
Additions for tax positions of the current period	2,693
Additions for tax positions of prior periods	2,206
Reductions due to settlements	—
Reductions for tax positions of prior periods	(7,070)

Balance at May 3, 2014	$19,155
Additions for tax positions of the current period	731
Additions for tax positions of prior periods	—
Reductions due to settlements	—
Reductions for tax positions of prior periods	(1,504)

Balance at May 2, 2015	$18,382
Additions for tax positions of the current period	238
Additions for tax positions of prior periods	7,433
Reductions due to settlements	(5,980)
Reductions for tax positions of prior periods	(5,501)

Balance at April 30, 2016	$14,572

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company recorded net interest and penalties (benefit) expense of approximately $(7,774), $1,394 and $472 during fiscal 2016, fiscal 2015 and fiscal 2014, respectively. As of April 30, 2016 and May 2, 2015, the Company had net accrued interest and penalties of $4,226 and $12,000, respectively.

The Company completed the federal income tax audit covering tax years 2008 through 2012. As a result, many state statutes expired upon the filing of amended state income tax returns reflecting the federal audit adjustments. Accordingly the amount of unrecognized tax benefits decreased by $5,980. Further, we believe that it is reasonably possible that the total amount of unrecognized tax benefits at April 30, 2016 could decrease by approximately $7,384 within the next twelve months, as a result of settlement of certain tax audits or lapses of statutes of limitations which could impact the effective tax rate.

As of April 30, 2016, the Company has not provided for deferred taxes on the excess of financial reporting over the tax basis of investments in certain foreign subsidiaries because the Company plans to utilize the foreign earnings to facilitate the closing of certain foreign operations. If these earnings were repatriated in the future, additional income and withholding tax expense would be incurred. Due to complexities in the laws of the foreign jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income taxes that would have to be provided on such earnings.

The Company is subject to U.S. federal income tax as well as income tax in jurisdictions of each state having an income tax. The tax years that remain subject to examination are primarily from fiscal 2014 and forward. Some earlier years remain open for a small minority of states.

In November 2015, the FASB issued ASU 2015-17, Income Taxes, Balance Sheet Classification of Deferred Taxes (ASU 2015-17). This standard requires all deferred tax assets and liabilities to be classified as non-current on the balance sheet instead of separating deferred taxes into current and non-current amounts. In addition, valuation allowance allocations between current and non-current deferred tax assets are no longer required because those allowances also will be classified as non-current. ASU 2015-17 is effective for public companies for annual periods beginning after December 15, 2016, and interim periods within those annual periods, and early adoption is permitted. Entities are permitted to apply the amendments either prospectively or retrospectively. The Company early adopted ASU 2015-17 on a retrospective basis, and deferred taxes previously classified as components of current assets and current liabilities were reclassified to non-current assets and non-current liabilities, respectively, as of May 2, 2015. The amounts reclassified from current assets to non-current liabilities was $117,816 and $120,707 in fiscal 2015 and fiscal 2014, respectively.